UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 7, 2020 (May 3, 2020)

SUMMIT WIRELESS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6840 Via Del Oro, Ste. 280 San Jose, CA	95119
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WISA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 3, 2020, Summit Wireless Technologies, Inc. (the “Company”) was granted a loan (the “Loan”) from Wells Fargo Bank, National Association in the aggregate amount of $846,636, pursuant to the Paycheck Protection Program (the “PPP”) under Division A, Title I of the Coronavirus Aid, Relief, and Economic Security Act, which was enacted on March 27, 2020. The Loan was funded on May 7, 2020.

The Loan, which is in the form of a PPP promissory note and agreement, dated May 3, 2020 (the “Note Agreement”), matures on May 3, 2022 and bears interest at a rate of 1.00% per annum, payable monthly commencing on November 1, 2020. The Loan may be prepaid by the Company at any time prior to maturity with no prepayment penalties. The Company intends to use the Loan amount for payroll costs, costs used to continue group health care benefits, rent, and utilities. Under the terms of the Note Agreement, certain amounts of the Loan may be forgiven if they are used for qualifying expenses, as described in the Note Agreement.

The foregoing descriptions of the Loan and the Note Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Note Agreement attached to this Current Report on Form 8-K as Exhibit 10.1, which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The disclosure in Item 1.01 and Exhibit 10.1 of this Current Report on Form 8-K are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Paycheck Protection Program Promissory Note and Agreement, dated May 3, 2020, by and between Wells Fargo Bank, National Association and Summit Wireless Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2020	SUMMIT WIRELESS TECHNOLOGIES, INC.

	By:	/s/ Brett Moyer
Name: Brett Moyer
Title: Chief Executive Officer